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EXHIBIT 99.2

                                                                  [LOGO]SUNTRUST

Acquisition of Huntington's Florida Franchise

September 26, 2001
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Forward Looking Statement

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, (i) statements about the benefits of an acquisition of the Huntington Florida Franchise, including future financial and operating results, cost savings and accretion to reported and cash earnings that may be realized from such acquisition; (ii) statements with respect to SunTrust's plans, objectives, expectations and intentions and other statements that are not historical facts; and (iii) other statements identified by words such as "believes", "expects", "anticipates", "estimates", "intends", "plans", "targets", "projects", and similar expressions. These statements are based upon the current beliefs and expectations of SunTrust's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of SunTrust and Huntington Florida may not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the acquisition may not be fully realized or realized within the expected time frame; (3) revenues following the acquisition may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption, including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers, may be greater than expected following the acquisition; (5) the regulatory approvals required for the acquisition may not be obtained on the proposed terms or on the anticipated schedule; (6) competitive pressures among depository and other financial institutions may increase significantly and may have an effect on pricing, spending, third-party relationships and revenues; (7) the strength of the United States economy in general and the strength of the local economies in which the combined company will conduct operations may be different than expected, resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on the combined company's loan portfolio and allowance for loan losses; (8) changes in the U.S. and foreign legal and regulatory framework; and (9) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on the combined company's capital markets and asset management activities.

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Overview

Transaction Terms

Premium:                                15% Deposit Premium

Cost Savings:                           $48 million
                                        36% of estimated
                                        Huntington Florida
                                        core expense base

Divestitures:                           +/-5% of deposits


Restructuring Charge:                   $100 Million

Loan Loss Allowance
Increase:                               $40 Million

Accounting/Structure:                   Purchase; cash

Steps to Completion:                    Customary regulatory
                                        approvals

Expected Closing:                       February 2002

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Overview

Context

 .    Huntington announced company restructuring including sale of their Florida franchise July 12, 2001

 .    Size of transaction limits integration risk

     - SunTrust Florida organization to manage the top two priorities: customer/employee retention and customer/employee integration

     - On-going minimal impact to corporate resources and non-Florida market areas/(1)/

 .    Have factored in economic slowdown due to recent events

/(1)/ Other than data conversion resources

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Overview

Precedent Transaction Analysis


Announce                                                                     Entity              Assets                 Premium/
 Date                      Buyer                   Seller                     Sold           (Deposits) Sold            Deposits
--------           ----------------------   ----------------------    -----------------    ---------------------    ---------------
5/17/99                 Charter One             St. Paul                   Bank Sale           5.9 Billion                21%
                        Financial               Bancorp, Inc.

6/16/99                 Fifth Third             CNB                        Bank Sale           7.2 Billion                37%
                        Bancorp                 Bancshares, Inc.

6/21/99                 Citizens                UST                        Bank Sale           5.9 Billion                23%
                        Financial, Inc.         Corporation

2/7/00                  BB&T                    One Valley                 Bank Sale           6.6 Billion                16%
                        Corporation             Bancorp, Inc.

7/31/00                 Firstar                 First Union                41 TN               1.8 Billion                20%
                        Corporation             Corporation                branches            (deposits)                 (est)

1/24/01                 BB&T                    F&M National               Bank Sale           3.6 Billion                26%
                        Corporation             Corporation

7/17/01                 Royal Bank of           Mellon Financial           345 DE, NJ,         13.4 Billion               16%
                        Scotland                Corporation                PA                  (deposits)
                                                                           branches

9/24/01                 SunTrust                Huntington-                Subject             4.7 Billion                15%
                                                Florida                    Transaction         (deposits)


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Overview

Huntington Florida Franchise

 .    Retail, Commercial Banking and Private Client Services operations in central and southwestern Florida

 .    Integrated delivery network:

     -    141 branches  106 traditional
                        35 in-stores (Albertson's, 1 Wal-Mart)

     -    5 Private Client Services offices/(1)/

     -    456 store-based and remote ATM's

 .    Ranks among the top six banks within current Florida MSA's, with approximately 6% market share in Florida overall

/(1)/ Huntington will retain three Florida wealth management locations, their Florida Indirect Loan origination business and their Florida mortgage origination platform.

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Overview

Huntington Florida Franchise

   Loans ($Millions)                      Deposits ($Millions)
------------------------                ------------------------
Retail              845                 DDA                581
Indirect            325                 MMA                849
Residential         249                 NOW                538
Commercial          735                 SAV                555
Commercial RE       421                 Time             2,042
                 ------
                  2,575                 Repos              139
                                                        ------
                                        Total Deposits   4,704

 .    Includes $860MM of trust assets under management
                                                             As of July 31, 2001

 .    Transaction value is based primarily on an attractive retail customer base that is complementary to the existing SunTrust Florida franchise

 .    Not dependent upon Florida tourism

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Strategic Benefits

Huntington Operates In Rapidly Growing Markets With Attractive Demographics

                                   [GRAPHIC]

Strategic Benefits

                                    Forecast Median
                                       Household                 Forecast
   Key Huntington Markets           Income Growth(1)       Population Growth(1)
   ----------------------           ----------------       --------------------
   Orlando                                8.8%                   10.9%
   Sarasota                              12.9%                    7.3%
   Tampa - St. Petersburg                12.2%                    5.4%
   Lakeland/Winter Haven                  8.1%                    7.6%
   Daytona                                6.9%                    9.4%
   National Averages                     12.4%                    4.5%

(1)  Forecast 2000-2005

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Strategic Benefits

Huntington Enhances SunTrust's Position In Key High Opportunity Florida Markets

                                   SunTrust Current             SunTrust + Huntington,
   Market                          Deposit Share/Rank           Deposit Share/Rank
-----------------------------  -------------------------    ----------------------------

   Tampa                           9.3%,       4                    14%          2

   Lakeland/Winter Haven           17.1%       3                    26%          1

   Orlando                         24.7%       2                    29%          1

   Daytona                         18.0%       3                    21%          2

   Sarasota/Bradenton              12.2%       2                    18%          2

Strategic Benefits

                     Market demographics include strong mix
                     of affluent, middle market and retirees

Note: Market share data as of 6/30/01 excluding credit union balances

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Financial Impacts

Value Creation Through Appropriate Cost Savings

Annual Cost Savings:                                  $48 million
Cumulative Phase In:

   Year 1                                             65%
   Year 2                                             100%
Traditional Branch Consolidations:                    45
% of Huntington Core Expense:                         36%

Estimated Restructure Charge:                         $100 Million

Position Reductions:                                  600

Financial Impacts

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          Combined companies' employee attrition will support majority of headcount reductions. Job assurances have been given to
                Huntington teller and certain other personnel(1).
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(1)  Exception: Employees on disciplinary action

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Financial Impacts

Branch Proximity Allows Low
   Customer Impact Consolidations

                        (less than).25   .25 - .50     .50 - .75        .75 - 1.0      (greater than)1.0
                              Miles         Miles         Miles             Miles              Miles          Total
                        -------------------------------------------------------------------------------------------
Number
of Traditional
Branches                       22            15              3                4                  1              45

% of Total
Closed
Branches                       49%           33%             7%               9%                 2%           100%

                -----------------------------------------------
                 82% of branch consolidations within 1/2 mile
                -----------------------------------------------

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Financial Impacts

Attractive Pricing Produces Earnings Accretion And Supports A Return Over Cost Of Capital

     Cash EPS Accretion:

          - Neutral in 2002
          - Accretive in subsequent years

     Transaction IRR: 11-13% compared to SunTrust cost of equity of 11%

     Conservative Assumptions:

          - Account Deposit and Loan Attrition at 10-12%
          - Assumes no revenue enhancements

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Summary

 .    Enhances current SunTrust Florida franchise

     -    Strengthens positions in some of the best markets

 .    Proximity of branches allows cost savings without significant customer disruption

 .    Low integration risk given size of transaction and Company's integration experience

 .    Financially attractive using conservative assumptions

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